UNAUDITED PRO FORMA FINANCIAL INFORMATION
Spirit Realty Capital, Inc. (“Spirit”, “our”, “we” or “us”) is a premier net-lease real estate investment trust (“REIT”) that primarily invests in high-quality, operationally essential real estate, subject to long-term, net leases. Spirit Realty, L.P. (the “Operating Partnership” or "SRLP") is a Delaware limited partnership. Spirit is the sole member of Spirit General OP Holdings, LLC, the sole general partner of the Operating Partnership, as well as the special limited partner of the Operating Partnership.
On May 31, 2018, we completed the spin-off of the assets that collateralize Master Trust 2014, part of our asset-backed securitization program, all of the properties that we lease to Specialty Retail Shops Holding Corp. and certain of its affiliates (“Shopko”), as well as certain other assets into an independent, publicly traded REIT, Spirit MTA REIT (“SMTA”). On May 31, 2018 (the “Distribution Date”), our stockholders of record as of the close of business on May 18, 2018 (the “Record Date”) received one share of SMTA common stock for every ten shares of our common stock held as of the Record Date.
The following unaudited pro forma consolidated balance sheets of Spirit and the Operating Partnership as of March 31, 2018 assume that the spin-off occurred on March 31, 2018. The following unaudited pro forma consolidated statements of operations of Spirit and the Operating Partnership for the three months ended March 31, 2018 and for each of the years ended December 31, 2017, 2016, and 2015 are presented as if the spin-off had occurred as of January 1, 2015 (collectively with the unaudited pro forma consolidated balance sheets, the "unaudited pro forma financial statements").
The unaudited pro forma financial statements are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what Spirit and the Operating Partnership’s financial position and results of operations actually would have been had the spin-off occurred on the dates indicated, or to project Spirit or the Operating Partnership’s financial performance for any future period. Beginning in the second quarter of 2018, SMTA’s historical financial results for periods prior to the spin-off will be reflected in the consolidated financial statements of Spirit and the Operating Partnership’s as discontinued operations.
The unaudited pro forma financial statements and the accompanying notes should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Spirit and the Operating Partnership’s Form 10-K for the year ended December 31, 2017 and (ii) the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Spirit and the Operating Partnership’s Form 10-Q for the three months ended March 31, 2018.
The Spirit Historical column and SRLP Historical column in the unaudited pro forma financial statements reflect Spirit and the Operating Partnership’s respective historical financial statements for the periods presented and do not reflect any adjustments related to the spin-off and related events.
The information in the Spin-off of SMTA column in the unaudited pro forma financial statements gives effect to the spin-off and related transactions, including:

•
the transfer from Spirit to SMTA of (i) Master Trust 2014, an asset-backed securitization trust comprised of six legal entities that has issued non-recourse net-lease mortgage notes collateralized by commercial real estate, net-leases and mortgage loans receivable, (ii) three legal entities that own properties primarily leased to Shopko, (iii) one legal entity that owns a single distribution center property leased to a sporting goods tenant and its general partner entity and (iv) two legal entities that own four unencumbered properties;

•
the contribution by Spirit to SMTA of a $35.0 million B-1 Term Loan made by the Operating Partnership as part of a syndicated loan and security agreement with Shopko as borrower and several banks as lenders entered into on January 16, 2018; and

•	the contribution by Spirit to SMTA of ten properties.
The Pro Forma Adjustments column in the unaudited pro forma financial statements reflects pro forma adjustments, which are further described in the accompanying notes.
The following unaudited pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, using the assumptions set forth in the notes to the unaudited pro forma financial statements. The unaudited pro forma financial statements are presented for illustrative purposes only and do not purport to reflect the results of Spirit and the Operating Partnership may achieve in future periods or the historical results that would have been obtained had the above transactions been completed as of March 31, 2018 in the case of the unaudited pro forma consolidated balance sheets or on January 1, 2015 in the case of the unaudited pro forma consolidated statements of operations. Further, we expect to incur incremental general and administrative costs associated with providing asset management services to SMTA. As we have not yet entered into contracts with third parties for these incremental costs, the amounts are not yet estimable and do not appear in the unaudited pro forma consolidated statements of operations.

SPIRIT REALTY CAPITAL, INC.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2018
(In Thousands, Except Share and Per Share Data)

	Spirit Historical (A)	Spin-off of SMTA (B)	Pro Forma Adjustments		Pro Forma Total
Assets
Investments:
Real estate investments:
Land and improvements	$2,571,942	$(974,288)	$—		$1,597,654
Buildings and improvements	4,685,541	(1,699,190)	—		2,986,351
Total real estate investments	7,257,483	(2,673,478)	—		4,584,005
Less: accumulated depreciation	(1,113,804)	579,889	—		(533,915)
	6,143,679	(2,093,589)	—		4,050,090
Loans receivable, net	111,062	(65,624)	30,105	(C)	75,543
Investment in Master Trust 2014	—	—	33,630	(D)	33,630
Intangible lease assets, net	396,596	(99,147)	—		297,449
Real estate assets under direct financing leases, net	24,847	—	—		24,847
Real estate assets held for sale, net	19,432	(7,853)	—		11,579
Net investments	6,695,616	(2,266,213)	63,735		4,493,138
Cash and cash equivalents	10,989	(5)	(3,000)	(E)	7,984
Deferred costs and other assets, net	241,875	(123,570)	2,000	(E)	120,305
Preferred equity investment in Spirit MTA REIT	—	—	150,000	(F)	150,000
Goodwill	254,340	(40,000)	—		214,340
Total assets	$7,202,820	$(2,429,788)	$212,735		$4,985,767
Liabilities and stockholders’ equity
Liabilities:
Revolving Credit Facility	$154,500	$—	$—		$154,500
Senior Unsecured Notes, net	295,431	—	—		295,431
Mortgages and notes payable, net	2,571,794	(2,007,771)	33,630	(D)	597,653
Related party mortgages, net	—	—	30,105	(C)	30,105
Convertible Notes, net	719,295	—	—		719,295
Total debt, net	3,741,020	(2,007,771)	63,735		1,796,984
Intangible lease liabilities, net	151,179	(21,672)	—		129,507
Accounts payable, accrued expenses and other liabilities	141,898	(15,256)	—		126,642
Total liabilities	4,034,097	(2,044,699)	63,735		2,053,133
Stockholders’ equity:
Preferred stock and paid in capital, $0.01 par value, 20,000,000 shares authorized: 6,900,000 shares issued and outstanding at March 31, 2018	166,193	—	—		166,193
Common stock, $0.01 par value, 750,000,000 shares authorized: 436,561,654 shares issued and outstanding at March 31, 2018	4,366	—	—		4,366
Capital in excess of par value	5,197,988	(385,089)	(1,000)	(E)	4,961,899
			150,000	(F)
Accumulated deficit	(2,199,824)	—	—		(2,199,824)
Total stockholders’ equity	3,168,723	(385,089)	149,000		2,932,634
Total liabilities and stockholders’ equity	$7,202,820	$(2,429,788)	$212,735		$4,985,767

SPIRIT REALTY CAPITAL, INC.
Unaudited Pro Forma Consolidated Statement of Operations
Three Months Ended March 31, 2018
(In Thousands, Except Share and Per Share Data)

	Spirit Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$157,612	$(59,985)	$—		$97,627
Related party income	—	—	5,000	(CC)	6,730
			1,730	(DD)
Interest income on loans receivable	1,827	(908)	519	(EE)	1,438
Earned income from direct financing leases	465	—	—		465
Tenant reimbursement income	4,418	(568)	—		3,850
Other income	956	(384)	—		572
Total revenues	165,278	(61,845)	7,249		110,682
Expenses:
General and administrative	15,885	(7,820)	1,730	(DD)	9,795
Transaction costs	3,932	(3,017)	—		915
Property costs (including reimbursable)	7,415	(2,040)	—		5,375
Real estate acquisition costs	48	(1)	—		47
Interest	51,065	(28,012)	519	(EE)	23,572
Depreciation and amortization	62,117	(21,428)	—		40,689
Impairments	14,569	(9,055)	—		5,514
Total expenses	155,031	(71,373)	2,249		85,907
Income before other income and income tax expense	10,247	9,528	5,000		24,775
Other income:
Preferred dividend income from Spirit MTA REIT	—	—	3,750	(FF)	3,750
Gain on debt extinguishment	21,328	255	—		21,583
Total other income	21,328	255	3,750		25,333
Income before income tax expense	31,575	9,783	8,750		50,108
Income tax expense	(252)	(12)	—		(264)
Income before (loss) gain on disposition of assets	31,323	9,771	8,750		49,844
(Loss) gain on disposition of assets	(605)	1,695	—		1,090
Net income	30,718	11,466	8,750		50,934
Dividends paid to preferred stockholders	(2,588)	—	—		(2,588)
Net income attributable to common stockholders	$28,130	$11,466	$8,750		$48,346

Net income per share attributable to common stockholders—basic	$0.06				$0.11
Net income per share attributable to common stockholders—diluted	$0.06				$0.11

Weighted average shares of common stock outstanding:
Basic	444,875,428				444,875,428
Diluted	445,102,225				445,102,225

SPIRIT REALTY CAPITAL, INC.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2017
(In Thousands, Except Share and Per Share Data)

	Spirit Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$639,017	$(230,287)	$—		$408,730
Related party income	—	—	20,000	(CC)	25,500
			5,500	(DD)
Interest income on loans receivable	3,791	(768)	1,074	(EE)	4,097
Earned income from direct financing leases	2,078	—	—		2,078
Tenant reimbursement income	16,747	(3,228)	—		13,519
Other income	7,322	(5,748)	—		1,574
Total revenues	668,955	(240,031)	26,574		455,498
Expenses:
General and administrative	62,064	(29,848)	5,500	(DD)	37,716
Transaction costs	6,361	(4,354)	—		2,007
Property costs (including reimbursable)	36,617	(11,546)	—		25,071
Real estate acquisition costs	1,356	94	—		1,450
Interest	190,127	(76,733)	1,074	(EE)	114,468
Depreciation and amortization	256,019	(82,311)	—		173,708
Impairments	102,330	(40,732)	—		61,598
Total expenses	654,874	(245,430)	6,574		416,018
Income before other (expense) income and income tax expense	14,081	5,399	20,000		39,480
Other (expense) income:
Preferred dividend income from Spirit MTA REIT	—	—	15,000	(FF)	15,000
(Loss) gain on debt extinguishment	(1,645)	2,223	—		578
Total other (expense) income	(1,645)	2,223	15,000		15,578
Income before income tax expense	12,436	7,622	35,000		55,058
Income tax expense	(394)	(676)	—		(1,070)
Income before gain (loss) on disposition of assets	12,042	6,946	35,000		53,988
Gain (loss) on disposition of assets	65,106	(22,394)	—		42,712
Net income (loss)	77,148	(15,448)	35,000		96,700
Dividends paid to preferred stockholders	(2,530)	—	—		(2,530)
Net income (loss) attributable to common stockholders	$74,618	$(15,448)	$35,000		$94,170

Net income per share attributable to common stockholders—basic	$0.16				$0.20
Net income per share attributable to common stockholders—diluted	$0.16				$0.20

Weighted average shares of common stock outstanding:
Basic	467,934,945				467,934,945
Diluted	467,942,788				467,942,788

SPIRIT REALTY CAPITAL, INC.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2016
(In Thousands, Except Share and Per Share Data)

	Spirit Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$648,363	$(240,405)	$—		$407,958
Related party income	—	—	20,000	(CC)	25,427
			5,427	(DD)
Interest income on loans receivable	5,253	(2,207)	1,040	(EE)	4,086
Earned income from direct financing leases	2,742	—	—		2,742
Tenant reimbursement income	14,125	(2,106)	—		12,019
Other income	15,491	(6,295)	—		9,196
Total revenues	685,974	(251,013)	26,467		461,428
Expenses:
General and administrative	52,615	(24,229)	5,427	(DD)	33,813
Restructuring charges	6,341	(2,465)	—		3,876
Property costs (including reimbursable)	30,839	(6,569)	—		24,270
Real estate acquisition costs	3,229	(112)	—		3,117
Interest	196,586	(77,895)	1,040	(EE)	119,731
Depreciation and amortization	262,276	(89,363)	—		172,913
Impairments	88,275	(26,718)	—		61,557
Total expenses	640,161	(227,351)	6,467		419,277
Income (loss) before other income and income tax expense	45,813	(23,662)	20,000		42,151
Other income:
Preferred dividend income from Spirit MTA REIT	—	—	15,000	(FF)	15,000
Gain on debt extinguishment	233	1,372	—		1,605
Total other income	233	1,372	15,000		16,605
Income (loss) before income tax expense	46,046	(22,290)	35,000		58,756
Income tax expense	(965)	(279)	—		(1,244)
Income (loss) before gain (loss) on disposition of assets	45,081	(22,569)	35,000		57,512
Gain (loss) on disposition of assets	52,365	(26,161)	—		26,204
Net income (loss) attributable to common stockholders	$97,446	$(48,730)	$35,000		$83,716

Net income per share attributable to common stockholders—basic	$0.21				$0.18
Net income per share attributable to common stockholders—diluted	$0.21				$0.18

Weighted average shares of common stock outstanding:
Basic	469,217,776				469,217,776
Diluted	469,246,265				469,246,265

SPIRIT REALTY CAPITAL, INC.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2015
(In Thousands, Except Share and Per Share Data)

	Spirit Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$634,151	$(252,925)	$—		$381,226
Related party income	—	—	20,000	(CC)	25,506
			5,506	(DD)
Interest income on loans receivable	6,948	(3,685)	1,081	(EE)	4,344
Earned income from direct financing leases	3,024	—	—		3,024
Tenant reimbursement income	15,952	(1,908)	—		14,044
Other income	7,260	(6,393)	—		867
Total revenues	667,335	(264,911)	26,587		429,011
Expenses:
General and administrative	47,730	(25,845)	5,506	(DD)	27,391
Restructuring charges	7,056	(3,036)	—		4,020
Property costs (including reimbursable)	27,715	(6,239)	—		21,476
Real estate acquisition costs	2,739	(283)	—		2,456
Interest	222,901	(83,719)	1,081	(EE)	140,263
Depreciation and amortization	260,633	(94,281)	—		166,352
Impairments	70,695	(19,935)	—		50,760
Total expenses	639,469	(233,338)	6,587		412,718
Income (loss) before other (expense) income and income tax expense	27,866	(31,573)	20,000		16,293
Other (expense) income:
Preferred dividend income from Spirit MTA REIT	—	—	15,000	(FF)	15,000
(Loss) gain on debt extinguishment	(3,162)	787	—		(2,375)
Total other (expense) income	(3,162)	787	15,000		12,625
Income (loss) before income tax expense	24,704	(30,786)	35,000		28,918
Income tax expense	(601)	(196)	—		(797)
Income (loss) from continuing operations	24,103	(30,982)	35,000		28,121
Discontinued operations:
Income (loss) from discontinued operations	98	(98)	—		—
Gain (loss) on disposition of assets	590	(590)	—		—
Income (loss) from discontinued operations	688	(688)	—		—
Income (loss) before gain (loss) on disposition of assets	24,791	(31,670)	35,000		28,121
Gain (loss) on disposition of assets	68,421	(84,111)	—		(15,690)
Net income (loss) attributable to common stockholders	$93,212	$(115,781)	$35,000		$12,431

Net income per share attributable to common stockholders—basic	$0.21				$0.03
Net income per share attributable to common stockholders—diluted	$0.21				$0.03

Weighted average shares of common stock outstanding:
Basic	432,222,953				432,222,953
Diluted	432,545,625				432,545,625

SPIRIT REALTY, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2018
(In Thousands, Except Unit and Per Unit Data)

	SRLP Historical (A)	Spin-off of SMTA (B)	Pro Forma Adjustments		Pro Forma Total
Assets
Investments:
Real estate investments:
Land and improvements	$2,571,942	$(974,288)	$—		$1,597,654
Buildings and improvements	4,685,541	(1,699,190)	—		2,986,351
Total real estate investments	7,257,483	(2,673,478)	—		4,584,005
Less: accumulated depreciation	(1,113,804)	579,889	—		(533,915)
	6,143,679	(2,093,589)	—		4,050,090
Loans receivable, net	111,062	(65,624)	30,105	(C)	75,543
Investment in Master Trust 2014	—	—	33,630	(D)	33,630
Intangible lease assets, net	396,596	(99,147)	—		297,449
Real estate assets under direct financing leases, net	24,847	—	—		24,847
Real estate assets held for sale, net	19,432	(7,853)	—		11,579
Net investments	6,695,616	(2,266,213)	63,735		4,493,138
Cash and cash equivalents	10,989	(5)	(3,000)	(E)	7,984
Deferred costs and other assets, net	241,875	(123,570)	2,000	(E)	120,305
Preferred equity investment in Spirit MTA REIT	—	—	150,000	(F)	150,000
Goodwill	254,340	(40,000)	—		214,340
Total assets	$7,202,820	$(2,429,788)	$212,735		$4,985,767
Liabilities and partners' capital
Liabilities:
Revolving Credit Facility	$154,500	$—	$—		$154,500
Senior Unsecured Notes, net	295,431	—	—		295,431
Mortgages and notes payable, net	2,571,794	(2,007,771)	33,630	(D)	597,653
Related party mortgages, net	—	—	30,105	(C)	30,105
Notes payable to Spirit Realty Capital, Inc., net	719,295	—	—		719,295
Total debt, net	3,741,020	(2,007,771)	63,735		1,796,984
Intangible lease liabilities, net	151,179	(21,672)	—		129,507
Accounts payable, accrued expenses and other liabilities	141,898	(15,256)	—		126,642
Total liabilities	4,034,097	(2,044,699)	63,735		2,053,133
Partners' capital:
General partner's capital: 3,988,218 units issued and outstanding at March 31, 2018	23,954	(3,435)	(9)	(E)	21,848
			1,338	(F)
Limited partners' preferred capital: 6,900,000 units issued and outstanding at March 31, 2018	166,193	—	—		166,193
Limited partners' capital: 432,573,436 units issued and outstanding at March 31, 2018	2,978,576	(381,654)	(991)	(E)	2,744,593
			148,662	(F)
Total partners’ capital	3,168,723	(385,089)	149,000		2,932,634
Total liabilities and partners' capital	$7,202,820	$(2,429,788)	$212,735		$4,985,767

SPIRIT REALTY, L.P..
Unaudited Pro Forma Consolidated Statement of Operations
Three Months Ended March 31, 2018
(In Thousands, Except Unit and Per Unit Data)

	SRLP Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$157,612	$(59,985)	$—		$97,627
Related party income	—	—	5,000	(CC)	6,730
			1,730	(DD)
Interest income on loans receivable	1,827	(908)	519	(EE)	1,438
Earned income from direct financing leases	465	—	—		465
Tenant reimbursement income	4,418	(568)	—		3,850
Other income	956	(384)	—		572
Total revenues	165,278	(61,845)	7,249		110,682
Expenses:
General and administrative	15,885	(7,820)	1,730	(DD)	9,795
Transaction costs	3,932	(3,017)	—		915
Property costs (including reimbursable)	7,415	(2,040)	—		5,375
Real estate acquisition costs	48	(1)	—		47
Interest	51,065	(28,012)	519	(EE)	23,572
Depreciation and amortization	62,117	(21,428)	—		40,689
Impairments	14,569	(9,055)	—		5,514
Total expenses	155,031	(71,373)	2,249		85,907
Income before other income and income tax expense	10,247	9,528	5,000		24,775
Other income:
Preferred dividend income from Spirit MTA REIT	—	—	3,750	(FF)	3,750
Gain on debt extinguishment	21,328	255	—		21,583
Total other income	21,328	255	3,750		25,333
Income before income tax expense	31,575	9,783	8,750		50,108
Income tax expense	(252)	(12)	—		(264)
Income before (loss) gain on disposition of assets	31,323	9,771	8,750		49,844
(Loss) gain on disposition of assets	(605)	1,695	—		1,090
Net income	30,718	11,466	8,750		50,934
Preferred distributions	(2,588)	—	—		(2,588)
Net income after preferred distributions	$28,130	$11,466	$8,750		$48,346

Net income (loss) attributable to general partners	$229	$102	$78		$409
Net income (loss) attributable to limited partners	$30,489	$11,364	$8,672		$50,525

Net income per common partnership unit—basic	$0.06				$0.11
Net income per common partnership unit—diluted	$0.06				$0.11

Weighted average common partnership units outstanding:
Basic	444,875,428				444,875,428
Diluted	445,102,225				445,102,225

SPIRIT REALTY, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2017
(In Thousands, Except Unit and Per Unit Data)

	SRLP Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$639,017	$(230,287)	$—		$408,730
Related party income	—	—	20,000	(CC)	25,500
			5,500	(DD)
Interest income on loans receivable	3,791	(768)	1,074	(EE)	4,097
Earned income from direct financing leases	2,078	—	—		2,078
Tenant reimbursement income	16,747	(3,228)	—		13,519
Other income	7,322	(5,748)	—		1,574
Total revenues	668,955	(240,031)	26,574		455,498
Expenses:
General and administrative	62,064	(29,848)	5,500	(DD)	37,716
Transaction costs	6,361	(4,354)	—		2,007
Property costs (including reimbursable)	36,617	(11,546)	—		25,071
Real estate acquisition costs	1,356	94	—		1,450
Interest	190,127	(76,733)	1,074	(EE)	114,468
Depreciation and amortization	256,019	(82,311)	—		173,708
Impairments	102,330	(40,732)	—		61,598
Total expenses	654,874	(245,430)	6,574		416,018
Income before other (expense) income and income tax expense	14,081	5,399	20,000		39,480
Other (expense) income:
Preferred dividend income from Spirit MTA REIT	—	—	15,000	(FF)	15,000
(Loss) gain on debt extinguishment	(1,645)	2,223	—		578
Total other (expense) income	(1,645)	2,223	15,000		15,578
Income before income tax expense	12,436	7,622	35,000		55,058
Income tax expense	(394)	(676)	—		(1,070)
Income before gain (loss) on disposition of assets	12,042	6,946	35,000		53,988
Gain (loss) on disposition of assets	65,106	(22,394)	—		42,712
Net income (loss)	77,148	(15,448)	35,000		96,700
Preferred distributions	(2,530)	—	—		(2,530)
Net income (loss) after preferred distributions	$74,618	$(15,448)	$35,000		$94,170

Net income (loss) attributable to general partners	$657	$(131)	$298		$824
Net income (loss) attributable to limited partners	$76,491	$(15,317)	$34,702		$95,876

Net income per common partnership unit—basic	$0.16				$0.20
Net income per common partnership unit—diluted	$0.16				$0.20

Weighted average common partnership units outstanding:
Basic	467,934,945				467,934,945
Diluted	467,942,788				467,942,788

SPIRIT REALTY, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2016
(In Thousands, Except Unit and Per Unit Data)

	SRLP Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$648,363	$(240,405)	$—		$407,958
Related party income	—	—	20,000	(CC)	25,427
			5,427	(DD)
Interest income on loans receivable	5,253	(2,207)	1,040	(EE)	4,086
Earned income from direct financing leases	2,742	—	—		2,742
Tenant reimbursement income	14,125	(2,106)	—		12,019
Other income	15,491	(6,295)	—		9,196
Total revenues	685,974	(251,013)	26,467		461,428
Expenses:
General and administrative	52,615	(24,229)	5,427	(DD)	33,813
Restructuring charges	6,341	(2,465)	—		3,876
Property costs (including reimbursable)	30,839	(6,569)	—		24,270
Real estate acquisition costs	3,229	(112)	—		3,117
Interest	196,586	(77,895)	1,040	(EE)	119,731
Depreciation and amortization	262,276	(89,363)	—		172,913
Impairments	88,275	(26,718)	—		61,557
Total expenses	640,161	(227,351)	6,467		419,277
Income (loss) before other income and income tax expense	45,813	(23,662)	20,000		42,151
Other income:
Preferred dividend income from Spirit MTA REIT	—	—	15,000	(FF)	15,000
Gain on debt extinguishment	233	1,372	—		1,605
Total other income	233	1,372	15,000		16,605
Income (loss) before income tax expense	46,046	(22,290)	35,000		58,756
Income tax expense	(965)	(279)	—		(1,244)
Income (loss) before gain (loss) on disposition of assets	45,081	(22,569)	35,000		57,512
Gain (loss) on disposition of assets	52,365	(26,161)	—		26,204
Net income (loss)	$97,446	$(48,730)	$35,000		$83,716

Net income (loss) attributable to general partners	$825	$(413)	$296		$708
Net income (loss) attributable to limited partners	$96,621	$(48,317)	$34,704		$83,008

Net income per common partnership unit—basic	$0.21				$0.18
Net income per common partnership unit—diluted	$0.21				$0.18

Weighted average common partnership units outstanding:
Basic	469,217,776				469,217,776
Diluted	469,246,265				469,246,265

SPIRIT REALTY, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2015
(In Thousands, Except Unit and Per Unit Data)

	SRLP Historical (AA)	Spin-off of SMTA (BB)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rentals	$634,151	$(252,925)	$—		$381,226
Related party income	—	—	20,000	(CC)	25,506
			5,506	(DD)
Interest income on loans receivable	6,948	(3,685)	1,081	(EE)	4,344
Earned income from direct financing leases	3,024	—	—		3,024
Tenant reimbursement income	15,952	(1,908)	—		14,044
Other income	7,260	(6,393)	—		867
Total revenues	667,335	(264,911)	26,587		429,011
Expenses:
General and administrative	47,730	(25,845)	5,506	(DD)	27,391
Restructuring charges	7,056	(3,036)	—		4,020
Property costs (including reimbursable)	27,715	(6,239)	—		21,476
Real estate acquisition costs	2,739	(283)	—		2,456
Interest	222,901	(83,719)	1,081	(EE)	140,263
Depreciation and amortization	260,633	(94,281)	—		166,352
Impairments	70,695	(19,935)	—		50,760
Total expenses	639,469	(233,338)	6,587		412,718
Income (loss) before other (expense) income and income tax expense	27,866	(31,573)	20,000		16,293
Other (expense) income:
Preferred dividend income from Spirit MTA REIT	—	—	15,000	(FF)	15,000
(Loss) gain on debt extinguishment	(3,162)	787	—		(2,375)
Total other (expense) income	(3,162)	787	15,000		12,625
Income (loss) before income tax expense	24,704	(30,786)	35,000		28,918
Income tax expense	(601)	(196)	—		(797)
Income (loss) from continuing operations	24,103	(30,982)	35,000		28,121
Discontinued operations:
Income (loss) from discontinued operations	98	(98)	—		—
Gain (loss) on disposition of assets	590	(590)	—		—
Income (loss) from discontinued operations	688	(688)	—		—
Income (loss) before gain (loss) on disposition of assets	24,791	(31,670)	35,000		28,121
Gain (loss) on disposition of assets	68,421	(84,111)	—		(15,690)
Net income (loss)	$93,212	$(115,781)	$35,000		$12,431

Net income (loss) attributable to general partners	$855	$(1,062)	$321		$114
Net income (loss) attributable to limited partners	$92,357	$(114,719)	$34,679		$12,317

Net income per common partnership unit—basic	$0.21				$0.03
Net income per common partnership unit—diluted	$0.21				$0.03

Weighted average common partnership units outstanding:
Basic	432,222,953				432,222,953
Diluted	432,545,625				432,545,625

Spirit Realty Capital, Inc. and Spirit Realty, L.P.
Notes to Unaudited Pro Forma Consolidated Financial Statements

1.	Adjustments to Unaudited Pro Forma Consolidated Balance Sheets

(A)	Reflects the historical consolidated balance sheets of Spirit and the Operating Partnership as of March 31, 2018.

(B)
Reflects the historical combined balance sheet as of March 31, 2018 for the assets and liabilities that were contributed to SMTA by Spirit subsequent to March 31, 2018 as part of the spin-off transaction.

The allocation of goodwill to Spirit and the Operating Partnership has not been finalized, is subject to change, and could vary materially from the pro forma amounts presented herein. The pro forma adjustment is based on estimates and certain preliminary information, and has been made solely for the purpose of providing the pro forma unaudited financial statements presented above. Final valuations will be performed as of the closing date of the spin-off (i.e., May 31, 2018) and changes to the relative fair values of relevant balance sheet amounts of Spirit and the Operating Partnership will result in adjustments to the goodwill allocation, and those adjustments may be material.

(C)
Reflects certain intercompany mortgages that were previously eliminated in consolidation. These notes were reflected as a reduction to Spirit and the Operating Partnership’s loans receivable, net in the consolidated balance sheet of Spirit and the Operating Partnership. Subsequent to the spin-off, these notes will be reflected as related party mortgages, net, with no impact on stockholders’ equity or partners' capital.

(D)
In conjunction with the Master Trust 2014 Series 2017-1 notes issuance completed in December 2017, the Operating Partnership, as sponsor of the issuance, retained a 5% economic interest in the Master Trust 2014 Series 2017-1 notes as required by the risk retention rules issued under 17 CFR Part 246. These notes were reflected as a reduction to Spirit and the Operating Partnership’s mortgages and notes payable, net in the consolidated balance sheet of Spirit and the Operating Partnership. Subsequent to the spin-off, these notes will be reflected as Investment in Master Trust 2014, with no impact on stockholders’ equity or partners' capital.

(E)
Reflects the cash contribution of $3.0 million to SMTA from the Operating Partnership at or prior to the spin-off. Additionally, reflects the related receivable to be recorded by Spirit and the Operating Partnership, as SMTA is required to repay $2.0 million of the cash contribution within 60 days of the spin-off.

(F)
Reflects the issuance of 10% Series A preferred shares by SMTA to the Operating Partnership and one of its affiliates, both of which are wholly-owned subsidiaries of Spirit, with an aggregate liquidation preference of $150.0 million.

2.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

(AA)
Reflects the historical consolidated statements of operations of Spirit and the Operating Partnership for the three months ended March 31, 2018 and for the years ended December 31, 2017, 2016, and 2015.

(BB)
Reflects the historical combined statements of operations for the three months ended March 31, 2018 and for the years ended December 31, 2017, 2016, and 2015 for the assets and liabilities that were contributed to SMTA by Spirit subsequent to March 31, 2018 as part of the spin-off transaction.

(CC)
Reflects income associated with the Management Agreement for SMTA of $20 million per year pursuant to which the Operating Partnership will provide various services subject to the supervision of SMTA’s board of trustees, including, but not limited to: (i) performing all of SMTA’s day-to-day functions, (ii) sourcing, analyzing and executing on investments and dispositions, (iii) performing investment and liability management duties, including financing and hedging, and (iv) performing financial and accounting management.

(DD)
Reflects income earned by the Operating Partnership for providing property management services and special services for Master Trust 2014 which was previously eliminated in consolidation. This income was reflected as a reduction to Spirit’s general and administrative expense in the historical consolidated statements of operations. Subsequent to the spin-off, this income will be reflected as related party income. The property management fees accrue daily at 0.25% per annum of the collateral value of the Master Trust 2014 collateral pool, less any specially serviced assets, and the special servicing fees accrue daily at 0.75% per annum of the collateral value of any assets deemed to be specially serviced per the terms of the Property Management and Servicing Agreement dated May 20, 2014.

(EE)
Reflects income earned by Spirit and the Operating Partnership on certain intercompany mortgages and Master Trust 2014 notes discussed in Notes C and D to the unaudited pro forma consolidated balance sheets above that were previously eliminated in consolidation.

(FF) Reflects income from the issuance of the 10% Series A preferred shares of SMTA discussed in Note F to the unaudited pro forma consolidated balance sheets above.